Exhibit 10.4

AMENDMENT NO. 1 TO SERVICES AGREEMENT

This Amendment No. 1 to Services Agreement (the “Amendment”) amends that certain Services Agreement (the “Agreement”), dated April 13, 2023, by and between Sensei Biotherapeutics, Inc. (the “Client”) and Monomoy Advisors, LLC (“Monomoy”). This Amendment shall be effective as of the date all Parties have signed this Amendment. The Client and Monomoy are herein sometimes referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND

Whereas, the Client is a publicly-traded biotechnology company and desires Monomoy to provide certain financial advisory services to the Client on an interim basis; and

Whereas, Monomoy is a financial advisory services firm and desires to provide certain advisory services to the Client on an interim basis.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Client and Monomoy hereby agree as follows:

1.
Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

“Monomoy will provide the following Services:

CFO Advisory Services

CFO Advisory Services will include, as requested by the Client from time to time, partnering with the CEO and leadership team on all strategic and operational issues as they arise, oversight of all fundraising, budgeting, forecasting, internal financial reporting and external SEC financial reporting including acting as the Company’s Principal Accounting Officer and Principal Financial Officer and signing in an individual capacity the applicable annual and quarterly certifications to be filed with the SEC, preparation of monthly and annual financial and operational packages to the Board of Directors, Audit Committee and internal leadership team, management of cash flows, identification of tools and practices to improve the business, attendance at Board of Directors and Audit Committee meetings, oversight of the facilitation of year-end audit and tax obligations, and general management of the finance organization.

The foregoing CFO Advisory Services will be performed personally by David Gaiero one day per week for approximately eight hours per day. The rate for such services shall be $13,000 per month.

Additional Services

In addition to the CFO Advisory Services, and to the extent requested by the Client,

(a) the senior advisory services of Jeff Capello will be available at the rate of $[***] per hour for any strategic issues; and (b) accounting and advisory services at rates per hour of $[***] for Partner, $[***] for Managing Director and $[***] for Manager for any technical accounting issues that may arise. All such additional Services would be estimated in advance and submitted in writing for the Client’s approval prior to providing such Services.”

2.
Exhibit B. Exhibit B is hereby amended to update the Client’s notice contact information as follows:

Name: John Celebi

Title: Chief Executive Officer Address: 1405 Research Blvd., Suite 125

Exhibit 10.4

Rockville, MD 20850

Phone: [***]

Email: [***]

3.
Continuing Force and Effect. Except as expressly set forth in this Amendment, the provisions of the Agreement will remain in full force and effect, in their entirety, in accordance with their terms.

4.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding choice of law principles.

5.
Miscellaneous. The Parties agree that this Amendment may only be modified in a signed writing executed by each of the Parties.

6.
Counterparts. This Amendment may be executed in separate counterparts, each of which will be deemed to be an original and all of which taken together constitute one agreement.

[Signature Page Follows]

Exhibit 10.4

This Agreement has been executed by the Client and Monomoy to be effective as of the Effective Date.

MONOMOY ADVISORS, LLC	SENSEI BIOTHERAPEUTICS, INC.

By: s/ Jeff Capello	s/ John Celebi

Name: Jeff Capello	Name: John Celebi
Title: Managing Member	Title: Chief Executive Officer
Date: 05/07/2024	Date: 05/07/2024